SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013
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BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)
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Maryland	000-49806	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 236-5211

First PacTrust Bancorp, Inc.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Banc of California, Inc. (formerly First PacTrust Bancorp, Inc.) (the “Company”) held on July 16, 2013, the Company’s stockholders approved the Company’s 2013 Omnibus Stock Incentive Plan (the “2013 Omnibus Plan”).  A description of 2013 Omnibus Plan is contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2013 under the heading “Proposal IV.  Approval of the 2013 Omnibus Stock Incentive Plan” and is incorporated herein by reference, and a copy of the 2013 Omnibus Stock Incentive Plan is attached to that proxy statement as Appendix A and is also incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders

As noted above, on July 16, 2013, the Company held its Annual Meeting.  The results of the items voted on at the Annual Meeting are as follows:

Proposal 1:                                Election of three directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Steven A. Sugarman (three-year term)	7,764,925	268,591	1,814,033
Jonah Schnel (three-year term)	7,634,275	399,241	1,814,033
Robb Evans (one-year term)	7,718,281	315,235	1,814,033

The Company’s directors are elected by a plurality of the votes cast.  Accordingly, each of the nominees named above was elected.

Proposal 2:	Advisory (non-binding) vote to approve executive compensation, as described in the Company’s proxy statement for the Annual Meeting

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,646,738	1,872,016	514,761	1,814,034

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Proposal 3:	Advisory (non-binding) vote on the frequency of future advisory votes to approve executive compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

3,315,321	379,262	4,226,572	112,361	1,814,033

The Company’s Board of Directors has determined, in light of the results of the vote on this item, that the Company will hold an advisory vote on executive compensation every three years until the next required vote on the frequency of advisory votes on executive compensation.

Proposal 4:	Approval of the Company’s 2013 Omnibus Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,647,040	3,007,113	379,362	1,814,034

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Proposal 5:	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,618,877	213,502	15,170	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

10.1	2013 Omnibus Stock Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement filed with the SEC on June 11, 2013 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: July 19, 2013	By: /s/ Richard Herrin
Richard Herrin
Executive Vice President, Chief Risk Officer and Corporate Secretary